DISTRIBUTION AGREEMENT
                             ----------------------

     THIS DISTRIBUTION AGREEMENT (this "Agreement"), made this 18 day of September, 2003, by and between GLOTECH INDUSTRIES, INC., a Nevada corporation with its principal offices located in Gainesville, Florida, (hereinafter "SUPPLIER"), and 15 Inc., a Kentucky corporation with its principal offices located in London, KY (hereinafter "DISTRIBUTOR").

                                    RECITALS

     WHEREAS, SUPPLIER manufactures and markets certain products and desires to increase the sales of such products;

     WHEREAS, DISTRIBUTOR has represented that it possesses the necessary expertise and marketing organization to promote and sell such products; and

     WHEREAS, SUPPLIER is willing to appoint DISTRIBUTOR and DISTRIBUTOR is willing to accept such appointment as distributor of SUPPLIER's products in the territory defined herein;

     NOW, THEREFORE, In consideration of the mutual premises and covenants hereinafter set forth, the parties agree as follows:

                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

     For purposes of this Agreement, the following words, terms and phrases, where written with an initial capital letter, shall have the meanings assigned to them in this Article 1 unless the context otherwise requires:

     1.1     Products.  "Products"  shall  mean  those  products  described  in
             --------
Exhibit I hereto as that Exhibit may be amended by SUPPLIER, at its sole discretion, from time to time. SUPPLIER shall give DISTRIBUTOR thirty (30) days written notice of any such Amendment.

     1.2     Territory.  "Territory"  shall mean the area specifically described
             ---------
in  Exhibit  II  hereto  as  that  Exhibit  may  be  amended  from time to time.

     1.3     Distributor  List  Price.  "Distributor  List Price" shall mean the
             ------------------------
prices then being quoted by SUPPLIER for sales of Products to its [INTERNATIONAL] distributors.

     1.4     SUPPLIER  Information.  "SUPPLIER  Information"  shall  mean  all
             ---------------------
information, other than information in published form or expressly designated by SUPPLIER as non-confidential, which is directly or indirectly disclosed to DISTRIBUTOR or embodied in Products provided hereunder, regardless of the form in which it is disclosed, relating in any way to SUPPLIER's markets, customers, products, patents, inventions, procedures, methods, designs, strategies, plans, assets, liabilities, costs, revenues, profits, organization, employees, agents, distributors or business in general.

     1.5     Quota.  "Quota" shall mean the minimum quantities of Products which
             -----
DISTRIBUTOR shall be expected to purchase from SUPPLIER in accordance with the terms and conditions of Article 5 of this Agreement.

                                    ARTICLE 2
                                    ---------
                                   APPOINTMENT
                                   -----------

     2.1     Scope.  SUPPLIER  hereby  appoints  DISTRIBUTOR,  and  DISTRIBUTOR
             -----
hereby accepts appointment, as SUPPLIER's exclusive distributor during the term of this Agreement with the right to sell or otherwise distribute Products in the Territory, under SUPPLIER's name and trademarks, subject to all the terms and conditions of this Agreement.

     2.2     Subdistributors.  DISTRIBUTOR  shall not, without the prior written
             ---------------
approval of SUPPLIER, appoint any subdistributors or agents to promote and/or distribute Products within the Territory. Further, notwithstanding any such appointments, or SUPPLIER's approval thereof, DISTRIBUTOR shall at all times remain fully liable for the performance of its subdistributors and/or agents and DISTRIBUTOR hereby agrees to indemnify and hold harmless SUPPLIER from all damages, losses, costs or expenses arising in any manner from any act or omission on the part of itself or its subdistributors or agents.

     2.3     Sales  Outside the Territory.  Nothing herein shall be construed as
             ----------------------------
precluding DISTRIBUTOR from selling Products outside the Territory, provided that DISTRIBUTOR shall not actively advertise, promote or solicit customers for Products outside the Territory nor establish any office through which orders are solicited or any depot at which inventories of SUPPLIER Products are stored outside the Territory.

     2.4     Reserved Sales Rights.  Notwithstanding any other provision of this
             ---------------------
Agreement, SUPPLIER reserves the right to sell, rent or lease Products under the SUPPLIER's name and trademarks directly to any of the customers listed in
Exhibit  VI,  as  that Exhibit may be amended by SUPPLIER from time to time upon
-----------
[THIRTY  (30)]  days  notice  to  DISTRIBUTOR.

                                    ARTICLE 3
                                    ---------
                       GENERAL OBLIGATIONS OF DISTRIBUTOR
                       ----------------------------------

     3.1     Marketing.  DISTRIBUTOR  shall  have the following obligations with
             ---------
respect  to  the  marketing  and  distribution  of  SUPPLIER  Products:

     (a) To use its best efforts to further the promotion, marketing, sale and other distribution of Products in the Territory;

     (b) To maintain an adequate and balanced inventory of Products, supplies, and spare parts;

     (c) To promptly respond to all inquiries from customers, including complaints, process all orders, and effect all shipments of Products;

     (d) To diligently investigate all leads with respect to potential customers referred to it by SUPPLIER;

     (e) To permit SUPPLIER to visit DISTRIBUTOR's customers and to visit DISTRIBUTOR's place of business and inspect its inventories, service records, and other relevant documents.

     (f) To maintain throughout the Territory an adequate sales force dedicated to the sale of Products;

     (g) To participate actively in sales or merchandising programs prepared by SUPPLIER; to participate in all fairs and exhibitions in the Territory where such participation will, in the judgment of SUPPLIER, promote the Products; and to develop and implement sales programs for the promotion of the Products;


     (h) To provide SUPPLIER within ninety (90) days of the end of DISTRIBUTOR's fiscal year with a report of its activities with respect to the Products in the Territory during such year, which report shall be in such form and in such detail as SUPPLIER may reasonably require.

     3.2     Advertising.  DISTRIBUTOR  shall  diligently undertake to advertise
             -----------
the Products in the Territory. SUPPLIER shall furnish DISTRIBUTOR with a reasonable quantity of SUPPLIER's brochures, if SUPPLIER has developed any brochures, for use by the DISTRIBUTOR in preparing its own advertising materials. DISTRIBUTOR may utilize such advertising materials to promote sales of the Products and in preparing its own advertising materials. All expenses incurred by DISTRIBUTOR with respect to creating advertising materials and advertising the Products shall be borne by DISTRIBUTOR.

     3.3     Manufacture  or  Distribution  of  Competitive  Goods.  DISTRIBUTOR
             -----------------------------------------------------
shall not manufacture or distribute any products which are directly or indirectly competitive with the Products.

     3.4     Customer Support.  DISTRIBUTOR agrees to cooperate with SUPPLIER in
             ----------------
dealing with any customer complaints concerning the Products and to take any action requested by SUPPLIER to resolve such complaints. DISTRIBUTOR also agrees to assist SUPPLIER in arranging for any customer warranty service.

     3.5     Expenses. DISTRIBUTOR assumes full responsibility for all costs and
             --------
expenses which it incurs in carrying out its obligations under this Agreement, including but not limited to all rentals, salaries, commissions, advertising, demonstration, travel and accommodation expenses without the right to reimbursement for any portion thereof from SUPPLIER.

                                    ARTICLE 4
                                    ---------
                               ORDERS FOR PRODUCTS
                               -------------------

     4.1     Purchase  Orders.  DISTRIBUTOR shall submit purchase orders for the
             ----------------
Products to SUPPLIER in writing or by facsimile transmission or electronic mail which shall set forth, at a minimum:

     (a)     An identification of the Products ordered, including model numbers,

     (b)     Quantity,

     (c)     Requested  delivery  dates,  and

     (d)     Shipping  instructions  and  shipping  address.

DISTRIBUTOR shall ensure that its purchase orders are received by SUPPLIER at least [NINETY (90)] days prior to the delivery dates requested in the order. DISTRIBUTOR shall not be entitled to order quantities of the Products in any calendar quarter in excess of ____ percent (___%) of DISTRIBUTOR's forecast for the then current fiscal year established in accordance with Section 5.2 hereof without the specific approval of SUPPLIER pursuant to a writing separate from any acceptance of a purchase order.

     4.2     Acceptance  of  Orders.  All  purchase  orders from DISTRIBUTOR are
             ----------------------
subject to acceptance in writing by SUPPLIER at its principal offices in Gainesville, Florida, which acceptance shall be delivered by mail to a regularly established post office, or by facsimile transmission or electronic mail. Each purchase order shall be deemed to be an offer by DISTRIBUTOR to purchase the Products pursuant to the terms of this Agreement and, when accepted by SUPPLIER as hereinabove provided, shall give rise to a contract under the terms set forth herein to the exclusion of any additional or contrary terms set forth in the purchase order.

     4.3     Delivery  Terms.  All  deliveries  of  the  Products shall be [FREE
             ---------------
CARRIER] at or near SUPPLIER's manufacturing or warehouse facility. [UNLESS OTHERWISE PROVIDED IN THIS AGREEMENT, "FREE CARRIER" SHALL BE CONSTRUED IN ACCORDANCE WITH INCOTERMS 2000 OF THE INTERNATIONAL CHAMBER OF COMMERCE.] SUPPLIER shall have no further responsibility for the Products, and all risk of damage to or loss or delay of the Products shall pass to DISTRIBUTOR upon their delivery at the [FREE CARRIER] delivery point to (a) a common carrier or (b) an agent or any other person specified by DISTRIBUTOR acting on behalf of DISTRIBUTOR. DISTRIBUTOR shall insure each shipment of Products with a reputable insurer for the full invoice of such shipment. Such insurance shall provide for full coverage from the time the Products are delivered at the [FREE CARRIER] point until DISTRIBUTOR shall have paid SUPPLIER for such Products in full. SUPPLIER reserves all rights with respect to delivered Products permitted by law including, without limitation, the rights to rescission, repossession, resale and stoppage in transit until the full amount due from DISTRIBUTOR in respect of all delivered Products has been paid.

     4.4     Modification  of  Orders.  No  accepted  purchase  order  shall  be
             ------------------------
modified or cancelled except upon the written agreement of both parties. DISTRIBUTOR's purchase orders or mutually agreed change orders shall be subject to all provisions of this Agreement, whether nor not the purchase order or change order so states.

     4.5     Change  Order  Charges.  In  the  event  DISTRIBUTOR  requests
             ----------------------
modifications in an accepted order more than [FORTY-FIVE (45)] days prior to the scheduled delivery date provided in such order, SUPPLIER may, in consideration for accepting such change order, require DISTRIBUTOR to pay a change order charge equal to ____ percent (___%) of the U.S. dollar value of that portion of the order which is affected by DISTRIBUTOR's change order request or _____ dollars ($____.00), whichever is greater. In the event DISTRIBUTOR requests modifications in an order less than [FORTY-FIVE (45)] days prior to the scheduled delivery date, SUPPLIER may require DISTRIBUTOR to pay a change order charge of ____ percent (___%) of the U.S. dollar value of that portion of the order which is affected by such order modification or ________________ dollars ($_____.00), whichever is greater.

     4.6     Product  Changes.  SUPPLIER  reserves  the  right,  in  its  sole
             ----------------
discretion  and  without  incurring  any  liability  to  DISTRIBUTOR,  to:

     (a)  Alter  the  specifications  for  any  Product;

     (b)  Discontinue  the  manufacture  of  any  Product;

     (c) Discontinue the development of any new product, whether or not such product has been announced publicly; or

     (d) Commence the manufacture and sale of new products having features which make any Product wholly or partially obsolete, whether or not DISTRIBUTOR is granted any distribution rights in respect of such new products.

     4.7     Forecasts.  DISTRIBUTOR  agrees to provide SUPPLIER with a [FIFTEEN
             ---------
(15)] month forecast indicating DISTRIBUTOR's intended purchases of Products during each calendar [QUARTER] of such period as well as such other information as SUPPLIER may reasonably request in the format specified by SUPPLIER from time to time. Such forecast shall be updated by DISTRIBUTOR on a rolling basis for a new [FIFTEEN (15)] month period, which updated forecast must be received by SUPPLIER no later than [THIRTY (30)] days prior to the first day of each succeeding calendar [QUARTER]. Such rolling forecasts by DISTRIBUTOR shall be used for purposes of facilitating DISTRIBUTOR's marketing plans and in order to meet the lead times required by certain of SUPPLIER's suppliers, but they shall not be determinative for purposes of establishing the mutually agreed fiscal year forecast and DISTRIBUTOR's Quota pursuant to Section 5.2 hereof.

                                    ARTICLE 5
                                    ---------
                          MINIMUM PURCHASE REQUIREMENT
                          ----------------------------

     5.1     General  Requirement.  During  each SUPPLIER fiscal year during the
             --------------------
term of this Agreement, DISTRIBUTOR agrees to purchase and take delivery of the Quota of Products established for such period as specified in Exhibit IV hereof.
                                                              ----------
DISTRIBUTOR understands and agrees that the establishment and achievement of the Quota is the essence of this Agreement, and that failure by DISTRIBUTOR to satisfy its obligation under this Article 5 shall constitute a failure of consideration on the basis of which SUPPLIER shall be entitled to terminate this Agreement pursuant to Section 14.2(c) hereof.

     5.2     Determination  of  Quota.  DISTRIBUTOR's  forecast  of  intended
             ------------------------
purchases  of  Products  for  the initial term of this Agreement is set forth in
Exhibit  IV hereof.  For each SUPPLIER fiscal year after such initial period and
-----------
for the duration of this Agreement, DISTRIBUTOR and SUPPLIER shall mutually agree in writing on the forecast for such SUPPLIER fiscal year at least [SIXTY
(60)] days prior to the commencement of each such fiscal year. DISTRIBUTOR understands and hereby agrees that the forecast for each succeeding SUPPLIER fiscal year during the term of this Agreement shall be such that it is at least ____ percent (___%) greater than (a) the forecast for the previous fiscal year or (b) the volume of Products actually delivered to DISTRIBUTOR during the previous SUPPLIER fiscal year, whichever is greater. DISTRIBUTOR's Quota for the initial term of this Agreement shall be ____ percent (____%) of the forecast set forth in Exhibit IV hereto, and the Quota for each succeeding SUPPLIER
                -----------
fiscal year during the term of this Agreement shall be ___ percent (___%) of the fiscal year forecast mutually agreed upon by DISTRIBUTOR and SUPPLIER pursuant to this Section 5.2.

                                    ARTICLE 6
                                    ---------
                               PRICES AND PAYMENTS
                               -------------------

     6.1     Prices.  The  prices  to  be  paid  by  DISTRIBUTOR  for  Products
             ------
purchased pursuant to this Agreement shall be the Distributor List Prices in effect at the time of acceptance of the relevant purchase order submitted by DISTRIBUTOR, except as provided in Section 6.2 below. All Distributor List Prices are [FREE CARRIER] SUPPLIER's manufacturing or warehouse facility and including packing in accordance with SUPPLIER's standard commercial export practices in effect at the time of shipment. Special packing or handling shall be at the sole expense of DISTRIBUTOR.

     6.2     Price  Increases,  Decreases.  SUPPLIER may, at any time during the
             ----------------------------
term of this Agreement, increase its prices for the Products by providing DISTRIBUTOR with at least [SIXTY (60)] days prior written notice. Increased prices for all Products shall not apply to purchase orders accepted prior to the effective date of the price increase unless such orders provide for delivery, and delivery is in fact made, more than [ONE-HUNDRED AND TWENTY (120)] days after the date of acceptance of the order. Price decreases with respect to all Products shall be effective immediately upon written notice to the DISTRIBUTOR on all such Products not yet delivered.

     6.3     Payment  Terms.  Until  such  time  as  DISTRIBUTOR  shall  have
             --------------
established a credit history satisfactory to SUPPLIER, payments by DISTRIBUTOR hereunder shall be made by irrevocable, transferable and divisible letter of credit opened at DISTRIBUTOR's expense, issued or confirmed by a bank specified by, or acceptable to, SUPPLIER, cash in advance, or such other method of secured payment as SUPPLIER shall prescribe. Thereafter, all payments hereunder shall be due net [THIRTY (30)] days from the date of shipment of the Products, or from the date of invoice for such charges as taxes, duties, interest or like special charges, payable to the bank or banks specified by SUPPLIER in writing from time to time. All payments hereunder shall be made in U.S. dollars or such other currency as may be mutually agreed upon. SUPPLIER shall not be obligated to ship Products against accepted orders in the event SUPPLIER's outstanding accounts receivable from DISTRIBUTOR then exceed or would after any such shipment exceed ____ percent (___%) of the U.S. dollar value of DISTRIBUTOR's then current fiscal year forecast based on the then current Distributor List Prices or such other amount as may be mutually agreed upon from time to time by SUPPLIER and DISTRIBUTOR. In the event of any dispute arising over any part of an invoice or the total amount due under an invoice, all undisputed amounts shall be promptly paid by DISTRIBUTOR in accordance with this Section 6.3.

     6.4     Resale  Prices.  DISTRIBUTOR  may resell Products at such prices as
             --------------
DISTRIBUTOR, in its sole discretion, shall determine. DISTRIBUTOR shall, however, provide SUPPLIER with a list of its initial sales prices for the Products to be charged to its customers and shall keep SUPPLIER fully informed by providing SUPPLIER with any new list sales prices.

     6.5     Overdue  Payments.  If  and  for  so  long  as  any  payment  from
             -----------------
DISTRIBUTOR  to  SUPPLIER  under  this  Agreement  shall  be  overdue:

     (a) Interest at the rate of ___ percent (___%) per annum shall automatically become due on all balances outstanding plus a minimum administrative and handling charge of U.S. $____ per month or part thereof; and

     (b) SUPPLIER shall have the right, in its sole discretion, to require payment for additional shipments of Products either by cash in advance or by an irrevocable transferable, divisible letter of credit in U.S. dollars confirmed by a U.S. bank specified by SUPPLIER, instead of by open account as provided above.

                                    ARTICLE 7
                                    ---------
                            ACCEPTANCE [AND WARRANTY]
                            -------------------------

     7.1     Acceptance  of  Products.  In  the event of any shortage, damage or
             ------------------------
discrepancy in or to a shipment of Products, DISTRIBUTOR shall promptly report the same to SUPPLIER and furnish such written evidence or other documentation as SUPPLIER may deem appropriate. SUPPLIER shall not be liable for any such shortage, damage or discrepancy unless SUPPLIER has received notice and substantiating evidence thereof from DISTRIBUTOR within [THIRTY (30)] days of arrival of the Products at DISTRIBUTOR's shipping address in the Territory. If the substantiating evidence delivered by DISTRIBUTOR demonstrates to SUPPLIER's satisfaction that SUPPLIER is responsible for such shortage, damage or discrepancy, SUPPLIER shall promptly deliver additional or substitute Products to DISTRIBUTOR in accordance with the delivery procedures set forth herein; provided that in no event shall SUPPLIER be liable for any additional costs, expenses or damages incurred by DISTRIBUTOR directly or indirectly as a result of such shortage, damage or discrepancy in or to a shipment.

     [7.2     PRODUCT  WARRANTY.  SUPPLIER  WARRANTS FOR A PERIOD OF [FORTY-FIVE
              -----------------
(45)] DAYS AFTER THE DATE OF DELIVERY IN ACCORDANCE WITH SECTION 4.3 HEREOF THAT THE PRODUCTS SHALL BE FREE FROM DEFECTS IN MATERIAL AND WORKMANSHIP. SUPPLIER'S SOLE OBLIGATION IN THE EVENT OF A BREACH OF SUCH WARRANTY SHALL BE TO PROVIDE AT NO CHARGE TO DISTRIBUTOR REPLACEMENT PARTS FOR ALL DEFECTIVE PARTS. IN NO EVENT SHALL SUPPLIER HAVE ANY RESPONSIBILITY OR BEAR ANY LIABILITY FOR THE COST OF
LABOR FOR THE REPAIR OF ANY DEFECTIVE PRODUCTS OR PARTS, THE REMOVAL OF DEFECTIVE PARTS OR THE INSTALLATION OF REPLACEMENT PARTS. ALL COSTS OF SHIPMENT OF THE REPLACEMENT PARTS TO DISTRIBUTOR SHALL BE BORNE BY DISTRIBUTOR. DISTRIBUTOR SHALL RETAIN ALL REPLACED PARTS SUBJECT TO THE FOREGOING WARRANTY FOR SUPPLIER'S INSPECTION FOR A PERIOD OF [SIX (6) MONTHS] AFTER THEIR REPLACEMENT. ALL SUCH REPLACED PARTS SHALL BECOME THE PROPERTY OF SUPPLIER UPON THEIR REPLACEMENT.]

     [7.3     Notice.  Warranty  claims  hereunder  must be made promptly and in
              ------
writing; must recite the nature and details of the claim, the date the cause of the claim was first observed and the serial number of the Product concerned; and must be received by SUPPLIER no later than [fifteen (15)] days after the expiration of the warranty period provided for in Section 7.2 hereof.]

     [7.4     Excluded  Claims.  SUPPLIER shall have no obligation under Section
              ----------------
7.2  above  in  the  event  that:

     (a) Repair or replacement of Products or parts shall have been required through normal wear and tear or necessitated in whole or in part by the fault or negligence of DISTRIBUTOR or its customers; or

     (b) The Products or parts have not been properly used, maintained, or repaired [in accordance with SUPPLIER's then applicable operating and/or maintenance manuals], whether by DISTRIBUTOR or its customers, or shall have been modified in any manner without prior written consent of SUPPLIER.]

     [7.5     LIMITED  WARRANTY.  THE WARRANTIES SET FORTH IN THIS ARTICLE 7 ARE
              -----------------
INTENDED SOLELY FOR THE BENEFIT OF DISTRIBUTOR. ALL CLAIMS HEREUNDER SHALL BE MADE BY DISTRIBUTOR AND MAY NOT BE MADE BY DISTRIBUTOR'S CUSTOMERS. THE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHICH ARE HEREBY DISCLAIMED AND EXCLUDED BY SUPPLIER, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ALL OBLIGATIONS OR LIABILITIES ON THE PART OF SUPPLIER FOR DAMAGES
ARISING OUT OF OR IN CONNECTION WITH THE USE, REPAIR OR PERFORMANCE OF THE PRODUCTS.]

                                    ARTICLE 8
                                    ---------
                             LIMITATION OF REMEDIES
                             ----------------------

DISTRIBUTOR  UNDERSTANDS  AND  AGREES  AS  FOLLOWS:

     8.1     Delay.  SUPPLIER  SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED
             -----
BY DELAY IN FURNISHING PRODUCTS AND SERVICES OR ANY OTHER PERFORMANCE UNDER OR PURSUANT TO THIS AGREEMENT.

     8.2     Sole  Remedies.  THE  SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF ANY
             --------------
AND ALL WARRANTIES AND THE SOLE REMEDIES FOR SUPPLIER'S LIABILITY OF ANY KIND (INCLUDING LIABILITY FOR NEGLIGENCE) WITH RESPECT TO THE PRODUCTS AND SERVICES COVERED BY THIS AGREEMENT AND ALL OTHER PERFORMANCE BY SUPPLIER UNDER OR PURSUANT TO THIS AGREEMENT [SHALL BE LIMITED TO THE REMEDIES PROVIDED IN SECTION 7.2,] PRODUCT WARRANTY.

     8.3     Consequential  Damages.  IN  NO EVENT SHALL SUPPLIER'S LIABILITY OF
             ----------------------
ANY KIND INCLUDE ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, EVEN IF SUPPLIER SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

                                    ARTICLE 9
                                    ---------
                                 CONFIDENTIALITY
                                 ---------------

DISTRIBUTOR acknowledges and agrees that all SUPPLIER Information is confidential and proprietary to SUPPLIER. DISTRIBUTOR agrees not to use any of such SUPPLIER Information during the term of this Agreement and for a period of [FIVE (5)] years thereafter for any purpose other than as permitted or required for performance by DISTRIBUTOR hereunder. DISTRIBUTOR further agrees not to disclose or provide any of such SUPPLIER Information to any third party and to take all necessary measures to prevent any such disclosure by its employees, agents, contractors or consultants during the term hereof and for a period of [FIVE (5)] years thereafter. Nothing herein shall prevent DISTRIBUTOR from using, disclosing or authorizing the disclosure of any SUPPLIER Information which is, or hereafter becomes, part of the public domain.

                                   ARTICLE 10
                                   ----------
                                   TRADEMARKS
                                   ----------

     10.1     Use  of  Trademarks.  SUPPLIER  hereby  grants  to  DISTRIBUTOR  a
              -------------------
non-exclusive, non-transferable, and royalty-free right and license to use the SUPPLIER trademarks specified in Exhibit V attached hereto, as such Exhibit may
                                  ---------
be modified from time to time during the term of this Agreement, in connection with the sale or other distribution, promotion, advertising and maintenance of the Products for so long as such trademarks are used by DISTRIBUTOR in accordance with SUPPLIER's standards, specifications and instructions, but in no event beyond the term of this Agreement. DISTRIBUTOR shall afford SUPPLIER reasonable opportunities during the term hereof to inspect and monitor the activities of DISTRIBUTOR in order to ensure DISTRIBUTOR's use of the trademarks in accordance with SUPPLIER's standards and instructions. DISTRIBUTOR shall acquire no right, title or interest in such SUPPLIER trademarks other than the foregoing limited license, and DISTRIBUTOR shall not use any SUPPLIER trademarks as part of DISTRIBUTOR's corporate or trade name or permit any third party to do so without the prior written consent of SUPPLIER.

     [10.2     REGISTRATION.  SUPPLIER  SHALL  USE REASONABLY COMMERCIAL EFFORTS
               ------------
TO  REGISTER THE SUPPLIER TRADEMARKS SPECIFIED IN EXHIBIT V, AS SUCH EXHIBIT MAY
                                                  ---------
BE MODIFIED DURING THE TERM OF THIS AGREEMENT, IN SUCH JURISDICTIONS WITHIN THE TERRITORY IN WHICH SUPPLIER DETERMINES THAT REGISTRATION IS NECESSARY TO THE SUCCESSFUL DISTRIBUTION OF THE PRODUCTS. IN ADDITION, IN THE EVENT SUPPLIER BELIEVES THAT IT IS ADVISABLE TO EFFECT ANY FILING OR OBTAIN ANY GOVERNMENTAL APPROVAL OR SANCTION FOR THE USE BY DISTRIBUTOR OF ANY OF SUPPLIER'S TRADEMARKS PURSUANT TO THIS AGREEMENT, THE PARTIES SHALL FULLY COOPERATE IN ORDER TO DO SO. ALL EXPENSES RELATING TO THE REGISTRATION OF SUPPLIER'S TRADEMARKS IN THE
TERRITORY AS WELL AS THE MAKING OF ANY FILING OR OBTAINING ANY GOVERNMENTAL APPROVALS FOR THE USE BY DISTRIBUTOR OF SUPPLIER'S TRADEMARKS SHALL BE BORNE BY SUPPLIER.]

     10.3     Markings.  DISTRIBUTOR  shall  not,  without  the  prior  written
              --------
consent of SUPPLIER, remove or alter any patent numbers, trade names, trademarks, notices, serial numbers, labels, tags or other identifying marks, symbols or legends affixed to any Products or containers or packages.

     10.4     Infringements.  DISTRIBUTOR  shall promptly notify SUPPLIER of any
              -------------
use by any third party of SUPPLIER's trademarks or any use by such third parties of similar marks which may constitute an infringement or passing off of SUPPLIER's trademarks. SUPPLIER reserves the right in its sole discretion to institute any proceedings against such third party infringers and DISTRIBUTOR shall refrain from doing so. DISTRIBUTOR agrees to cooperate fully with SUPPLIER in any action taken by SUPPLIER against such third parties, provided that all expenses of such action shall be borne by SUPPLIER and all damages which may be awarded or agreed upon in settlement of such action shall accrue to SUPPLIER.

     10.5     Termination  of  Use.  DISTRIBUTOR  acknowledges  SUPPLIER's
              --------------------
proprietary rights in and to the SUPPLIER trademarks and any trade names applied by SUPPLIER to the Products, and DISTRIBUTOR hereby waives in favor of SUPPLIER all rights to any trademarks, tradenames and logotypes now or hereafter originated by SUPPLIER. DISTRIBUTOR shall not adopt, use or register any words, phrases or symbols which are identical to or confusingly similar to any of SUPPLIER's trademarks. Upon termination of this Agreement, DISTRIBUTOR shall cease and desist from use of the SUPPLIER trademarks in any manner. In addition, DISTRIBUTOR hereby empowers SUPPLIER and agrees to assist SUPPLIER, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting DISTRIBUTOR to use SUPPLIER trademarks in the Territory.

                                   ARTICLE 11
                                   ----------
                                     PATENTS
                                     -------

     11.1     Limitation  of  Obligation.  SUPPLIER  shall  have  no  liability
              --------------------------
whatsoever to DISTRIBUTOR with respect to any patent infringement or claim thereof which is based upon or arises out of (i) the use of any Product in combination with an apparatus or device not manufactured or supplied by SUPPLIER, if such combination causes or contributes to the infringement, (ii) the use of any Product in a manner for which it was neither designed nor contemplated, or (iii) any modification of any Product by DISTRIBUTOR or any third party which causes the Product to become infringing.

                                   ARTICLE 12
                                   ----------
                                      TAXES
                                      -----

     12.1 DISTRIBUTOR shall be solely responsible for and shall pay, or reimburse SUPPLIER for, all taxes, duties, import deposits, assessments and other governmental charges, however designated, which are now or hereafter imposed under or by any governmental authority or agency, that are (a) associated with the performance by SUPPLIER of its obligations hereunder or the payment of any amount by DISTRIBUTOR to SUPPLIER pursuant to this Agreement, (b) based on the Products or their use, or (c) relate to the import of the Products into the Territory in accordance with then prevailing law or regulations.

     12.2 All payments to be made by DISTRIBUTOR to SUPPLIER pursuant to this Agreement represent net amounts SUPPLIER is entitled to receive and shall not be subject to any deductions for any reason whatsoever. In the event any of said charges become subject to taxes, duties, assessments or fees of whatever kind or nature levied outside the United States, said payments shall be increased to such an extent as to allow SUPPLIER to receive the net amounts due under this Agreement.

                                   [ARTICLE 13
                                   -----------
                          IMPORT AND EXPORT OF PRODUCTS
                          -----------------------------

     13.1     IMPORT  DOCUMENTATION.  DISTRIBUTOR  SHALL  BE  RESPONSIBLE  FOR
              ---------------------
OBTAINING ALL LICENSES AND PERMITS AND FOR SATISFYING ALL FORMALITIES AS MAY BE REQUIRED TO IMPORT PRODUCTS INTO THE TERRITORY IN ACCORDANCE WITH THEN PREVAILING LAW OR REGULATIONS.

     13.2     EXPORT REGULATIONS.  DISTRIBUTOR SHALL SUPPLY SUPPLIER ON A TIMELY
              ------------------
BASIS WITH ALL NECESSARY INFORMATION AND DOCUMENTATION REQUESTED BY SUPPLIER IN ORDER TO PERMIT SUPPLIER TO EXPORT THE PRODUCTS WITH RESPECT TO ANY SALE OR ORDER SOLICITED BY DISTRIBUTOR HEREUNDER. DISTRIBUTOR SHALL NOT DISPOSE OF ANY U.S. ORIGIN PRODUCTS, SOFTWARE, KNOW-HOW, TECHNICAL DATA, DOCUMENTATION OR OTHER PRODUCTS OR MATERIALS FURNISHED TO IT PURSUANT TO THIS AGREEMENT TO ANY PART OR IN ANY MANNER WHICH WOULD CONSTITUTE A VIOLATION OF THE EXPORT CONTROL REGULATIONS OF THE UNITED STATES NOW OR HEREAFTER IN EFFECT IF THE DISPOSITION WAS MADE BY A U.S. CORPORATION, OR A NON-U.S. CORPORATION SUBJECT TO THOSE REGULATIONS.]

                                   ARTICLE 14
                                   ----------
                              TERM AND TERMINATION
                              --------------------

     14.1     Term.  This  Agreement  shall  take  effect  with  respect  to the
              ----
Territory  as  set  forth  in  Exhibit II as of the date first above written and
                               ----------
shall  continue  in  force  for  the  initial  period  specified in Exhibit III.
                                                                    -----------
Thereafter, this Agreement shall be renewed for additional periods of [_______ ] each, commencing on [_________] 1 of each year, if each of the parties shall have given the other written notice of its renewal of this Agreement no later than [________] 1 of the previous year.

     14.2     Termination.  Notwithstanding  the  provisions  of  Section  14.1
              -----------
above, this Agreement may be terminated in accordance with the following provisions:

     (a) Either party hereto may terminate this Agreement at any time by giving notice in writing to the other party, which notice shall be effective upon dispatch, should the other party file a petition of any type as to its bankruptcy, be declared bankrupt, become insolvent, make an assignment for the benefit of creditors, go into liquidation or receivership, or otherwise lose legal control of its business, or should the other party or a substantial part of its business come under the control of a third party;

     (b) Either party may terminate this Agreement by giving notice in writing to the other party in the event the other party is in material breach of this Agreement and shall have failed to cure such breach within [THIRTY (30)] days of receipt of written notice thereof from the first party;

     (c) SUPPLIER may terminate this Agreement at any time on written notice within [SIXTY (60)] days after the end of the initial term or any renewal term as set forth in Section 14.1 above if, during such initial term or renewal term, DISTRIBUTOR shall have failed to meet the Quota applicable to such period or if SUPPLIER and DISTRIBUTOR shall have failed to agree at least [SIXTY (60)] days prior to the expiration of the initial term or any renewal term on the forecast and Quota for the succeeding fiscal year.

     14.3     Partial  Termination.  In  the event SUPPLIER shall have the right
              --------------------
pursuant to the provisions of 14.2(b) or 14.2(c) to terminate this Agreement in its entirety, SUPPLIER may elect to terminate this Agreement solely as it applies to any specific jurisdiction within the Territory upon providing DISTRIBUTOR with written notice in accordance with the relevant Section referred to above; provided, that nothing in this Section 14.3 shall be construed as creating a precondition to or otherwise precluding SUPPLIER from terminating this Agreement in its entirety in accordance with the terms of Section 14.2.

     14.4     Rights  and  Obligations  on  Termination.  In  the  event  of
              -----------------------------------------
termination of this Agreement for any reason, the parties shall have the following rights and obligations:

     (a) Termination of this Agreement shall not release either party from the obligation to make payment of all amounts then or thereafter due and payable;

     (b) SUPPLIER shall have the right, at its option, to (i) cancel any or all accepted purchase orders which provide for delivery after the effective date of termination, and/or (ii) repurchase any part or all of DISTRIBUTOR's inventory of Products in DISTRIBUTOR's possession as of the termination date at SUPPLIER's invoiced price to DISTRIBUTOR for such products, less depreciation calculated on a [THIRTY-SIX (36) MONTH], straight-line basis and less any appropriate amount for excessive wear and tear, plus freight to the original [FREE CARRIER] shipping point. SUPPLIER shall exercise its option under this subsection by notifying DISTRIBUTOR in writing no later than [THIRTY
          (30)]  days  after  the  effective  termination  date.

     (c) DISTRIBUTOR's obligations pursuant to Article 9 hereof shall survive termination of this Agreement.

     (d) Within [THIRTY (30)] days of the effective date of termination of this Agreement, DISTRIBUTOR shall furnish SUPPLIER with a list of all DISTRIBUTOR'S customers and the place of destination of all Products sold which are still covered by a SUPPLIER warranty. In addition, DISTRIBUTOR agrees to furnish SUPPLIER with complete information as to calls or the status of any negotiations for the sale of the Products.

     14.5     No  Compensation.  In  the  event  either  party  terminate  this
              ----------------
Agreement for any reason in accordance with the terms hereof, the parties hereby agree that, subject to the provisions of Section 14.4(a) hereof and without prejudice to any other remedies which either party may have in respect of any breach of this Agreement, neither party shall be entitled to any compensation or like payment from the other as a result of such termination.

                                   ARTICLE 15
                                   ----------
                                   ARBITRATION
                                   -----------

     15.1     Disputes.  Any  dispute,  controversy  or  claim arising out of or
              --------
relating to this Agreement shall be finally settled by arbitration in Louisville, Kentucky in accordance with the Commercial Arbitration Rules of the

American Arbitration Association in effect on the date of this Agreement and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     15.2     Indemnification.  This  Article  15 provides the sole resource for
              ---------------
the settlement of any dispute arising under or in connection with this Agreement. DISTRIBUTOR shall and hereby agrees to indemnify SUPPLIER against any award or judgment, which relates to this Agreement, made by any court, tribunal or arbitral panel of any kind, in any jurisdiction, except as provided in this Article 15.

     15.3     Governing  Law.  This  Agreement  shall  be  governed  by,  and
              --------------
interpreted and construed in accordance with, the laws of the Commonwealth of Kentucky.

                                   ARTICLE 16
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     16.1     Relationship.  This  Agreement  does  not  make  either  party the
              ------------
employee, agent or legal representative of the other for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to this Agreement each party shall be acting as an independent contractor.

     16.2     Assignment.  SUPPLIER  shall  be  entitled to assign any or all of
              ----------
its rights and obligations hereunder; however DISTRIBUTOR shall not have any right to assign, subdistribute or license any of its rights and obligations hereunder without the prior written consent of SUPPLIER. Any prohibited assignment shall be null and void.

     16.3     Notices.  Notices  permitted  or  required  to  be given hereunder
              -------
shall be deemed sufficient if given by registered or certified air mail, postage prepaid, return receipt requested, addressed to the respective addresses of the parties as first above written or at such other addresses as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon (a) receipt by the party to which notice is given, or (b) on the fifth (5th) day following the date such notice was posted, whichever occurs first.

     16.4     ENTIRE AGREEMENT.  THIS AGREEMENT, INCLUDING EXHIBITS I THROUGH VI
              ----------------
ATTACHED  HERETO  AND  INCORPORATED  AS  AN  INTEGRAL  PART  OF  THIS AGREEMENT,
CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES ALL PREVIOUS DISTRIBUTORSHIP AGREEMENTS BY AND BETWEEN SUPPLIER AND DISTRIBUTOR AS WELL AS ALL PROPOSALS, ORAL OR WRITTEN, AND ALL NEGOTIATIONS, CONVERSATIONS OR DISCUSSIONS HERETOFORE HAD BETWEEN THE PARTIES RELATED TO THIS AGREEMENT. DISTRIBUTOR ACKNOWLEDGES THAT IT HAS NOT BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY ANY REPRESENTATIONS OR STATEMENTS, ORAL OR WRITTEN, NOT EXPRESSLY CONTAINED HEREIN.

     16.5     Amendment.  This  Agreement shall not be deemed or construed to be
              ---------
modified, rescinded, cancelled or waived, in whole or in part, except by written amendment signed by the parties hereto.

     16.6     Publicity.  This  Agreement  is  confidential  and  no party shall
              ---------
issue press releases or engage in other types of publicity of any nature dealing with the commercial and legal details of this Agreement without the other party's prior written approval, which approval shall not be unreasonable withheld. However, approval of such disclosure shall be deemed to be given to the extent such disclosure is required to comply with governmental rules, regulations or other governmental requirements. In such event, the publishing party shall furnish a copy of such disclosure to the other party.

     16.7     Severability.  In  the  event  that  any  of  the  terms  of  this
              ------------
Agreement are in conflict with any rule of law or statutory provision or are otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, but such invalidity or unenforceability shall not invalidate any of the other terms of this Agreement and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provisions hereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of, or are otherwise inseparable from, the remainder of this Agreement.

     16.8     Counterparts.  This  Agreement  shall  be  executed in two or more
              ------------
counterparts  and  each  such  counterpart  shall  be deemed an original hereof.

     16.9     Waiver.  No  failure  by either party to take any action or assert
              ------
any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right.


         [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

     IN WITNESS WHEREOF, The parties have caused this Agreement to be executed on the date first above written.


GLOTECH  INDUSTRIES,  INC.                   15,  Inc.
                                              ---------


By/s/  George  B.  Harman                    By/s/  Jeff  Sheppard
     --------------------                    ---------------------
George B.  Harman                           Jeff  Sheppard
Title  Chairman                              Title President
       --------                                    -----------

                                    EXHIBIT I
                                    ---------


                                    PRODUCTS
                                    --------


1.     GLO  LOGOS

2.     GLO  HATS

                                   EXHIBIT II
                                   ----------

                                    TERRITORY
                                    ---------


1. Exclusive distributor of University of Kentucky and University of Louisville GloTech Products

                                   EXHIBIT III
                                   -----------

                                TERM OF AGREEMENT
                                -----------------

                                   EXHIBIT IV
                                   ----------

                           INITIAL FORECAST AND QUOTA
                           --------------------------


     The initial term of this Agreement shall commence on the date first above written in this Agreement and shall continue through ________________, 200__. During such initial term DISTRIBUTOR shall be expected to achieve as its initial Quota ____ percent (___%) of the forecast set forth below:


Initial  Forecast
--------------------------------------------------------------------------------

                 Jurisdiction
                 Within                               Units  per [CALENDAR
Product          Territory               Year         QUARTER]
--------------------------------------------------------------------------------


                                                      O  O  O  O  O
                                                      - -- -- -- --

                                    EXHIBIT V
                                    ---------


                                   TRADEMARKS
                                   ----------

                                   EXHIBIT VI
                                   ----------


                                    CUSTOMERS
                                    ---------


1.     All  Kentucky  Wal-Mart  Stores

2.     30  Kroger  Stores  located  in  Kentucky

3.     Over  20,000  Convenient  type  stores  located  in  Kentucky

4.     15  Inc.  Website